U.S. SECURITIES AND EXCHANGE COMMISSION

                                 WASHINGTON, D.C.


                                   FORM 8-K


                                CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




                               January 25, 2001
                ------------------------------------------------
                Date of Report (date of earliest event reported)





                                SAN HOLDINGS, INC.
              -----------------------------------------------------
              Exact Name of Registrant as Specified in its Charter





          Colorado                   0-16423             84-0907969
---------------------------      ---------------    ----------------------
State or Other Jurisdiction      Commission File    IRS Employer Identifi-
     of Incorporation                Number             cation Number




       900 West Castleton Road, Suite 100, Castle Rock, Colorado 80104
       ---------------------------------------------------------------
         Address of Principal Executive Office, Including Zip Code


                               (303) 297-9656
            --------------------------------------------------
            Registrant's Telephone Number, Including Area Code


                                    N/A
         -----------------------------------------------------------
         Former Name or Former Address, if Changed Since Last Report

ITEM 5.  OTHER EVENTS.

     The attached press release regarding the Merrill Lynch Storage Technology Conference was disseminated on January 25, 2001.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.

     (c)  EXHIBITS

          99.1     Press Release dated January 25, 2001




                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       SAN HOLDINGS, INC.



Dated:  January 29, 2001               By: /s/ Catherine Shrode
                                           Catherine Shrode, CFO